AMENDMENT No. 1 TO STOCKHOLDERS AGREEMENT
THIS AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT, dated and effective as of October 8, 2015 (this “Amendment”), is entered into by and among (i) Shake Shack Inc., a Delaware corporation (the “Company”), (ii) SSE Holdings, LLC, a Delaware limited liability company (“Holdings”), (iii) the Persons listed on the signature pages hereto under the caption “Meyer Stockholders” (the “Meyer Stockholders”), (iv) the Persons listed on the signature pages hereto under the caption “LGP Stockholders” (the “LGP Stockholders”) and (v) the Persons listed on the signature pages hereto under the caption “SEG Stockholders” (the “SEG Stockholders”). All capitalized terms defined herein but not used herein shall have the meanings as ascribed to such terms in the Original Stockholders Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Company, Holdings, the Meyer Stockholders, the LGP Stockholders, the SEG Stockholders and certain other stockholders of the Company (together with their Affiliates and the Meyer Stockholders, collectively, the “Management Stockholders”) have previously entered into a Stockholders Agreement, dated and effective as of February 4, 2015 (the “Original Stockholders Agreement”); and
WHEREAS, the Meyer Stockholders, the LGP Stockholders and the SEG Stockholders desire to amend the Original Stockholders Agreement as hereinafter provided to remove certain persons as Management Stockholders.
NOW, THEREFORE, Meyer Stockholders, the LGP Stockholders and the SEG Stockholders hereto agree as follows:

A.	Schedule 2 (Management Stockholders) to the Original Stockholders Agreement is hereby amended and restated in its entirety and replaced by Schedule 2 attached hereto.

B.	As hereby amended by this Amendment, the Original Stockholders Agreement remains in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has signed this Amendment No. 1 to Stockholders Agreement as of the date first above written.

COMPANY:

SHAKE SHACK INC.

By:	/s/ Randy Garutti
Name:	Randy Garutti
Title:	Chief Executive Officer

HOLDINGS

SSE HOLDINGS, LLC

By:	/s/ Randy Garutti
Name:	Randy Garutti
Title:	Chief Executive Officer

MEYER STOCKHOLDERS:

UNION SQUARE HOSPITALITY GROUP, LLC

By:	/s/ Daniel H. Meyer
Name:	Daniel H. Meyer
Title:	Chief Executive Officer

UNION SQUARE CAFE CORP.

By:	/s/ Daniel H. Meyer
Name:	Daniel H. Meyer
Title:	Authorized Signatory

GRAMERCY TAVERN CORP.

By:	/s/ Daniel H. Meyer
Name:	Daniel H. Meyer
Title:	Authorized Signatory

/s/ Daniel H. Meyer
Daniel H. Meyer

DANIEL H. MEYER 2012 GIFT TRUST U/A/D 10/31/12

By:	/s/ Jack R. Polsky
Name:	Jack R. Polsky, not individually but solely as Co-Trustee

LGP STOCKHOLDERS:

GREEN EQUITY INVESTORS VI, L.P.

By:	GEI Capital, VI, LLC, its General Partner

By:	/s/ J.T. Schumacher
J.T. Schumacher
Vice President - Tax

GREEN EQUITY INVESTORS SIDE VI, L.P.

By:	GEI Capital, VI, LLC, its General Partner

By:	/s/ J.T. Schumacher
J.T. Schumacher
Vice President - Tax

LGP MALTED COINVEST LLC

By:	Peridot Coinvest Manager LLC, its Manager
By:	Leonard Green & Partners, L.P., its Manager
By:	LGP Management, Inc., its General Partner

By:	/s/ J.T. Schumacher
J.T. Schumacher
Vice President - Tax

SEG STOCKHOLDERS:

SEG PARTNERS, L.P.

By:	SEG Partners Holdings, LLC, its general partner

By:	/s/ George Loening
Name:	George Loening
Title:	Managing Member

SEG PARTNERS II, L.P.

By:	SEG Partners II Holdings, LLC, its general partner

By:	/s/ George Loening
Name:	George Loening
Title:	Managing Member

SEG PARTNERS OFFSHORE MASTER FUND, LTD

By:	/s/ George Loening
Name:	George Loening
Title:	Director

SCHEDULE 2
MANAGEMENT STOCKHOLDERS
Daniel H. Meyer
Daniel H. Meyer 2012 Gift Trust U/A/D 10/31/12
Union Square Hospitality Group, LLC
Union Square Cafe Corp.
Gramercy Tavern Corp.
Jeff Flug
Flug 2012 GS Trust U/A/D 9/4/12
Gulf Five LLC
David A. Swinghamer
David A. Swinghamer Grat
Richard Coraine
Richard D. Coraine 2012 Family Trust
Karen Kochevar
Laura Sloate
Randy Garutti
The Randall J. Garutti 2014 GST Trust
Jeff Uttz
Robert Vivian
Granite Point Capital, LP
ACG Shack LLC